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LETTER FROM THE VICE CHAIRMAN
--------------------------------------------------------------------------------
To the Owners of NYLIAC Variable Life Policies:

I am pleased to present the Annual Report for NYLIAC Variable Life and MainStay VP Series Fund, Inc. for the year ended December 31, 1997.

NYLIAC Variable Life offers you life insurance protection and investment opportunities. All of the MainStay VP Series Fund, Inc. Investment Portfolios are professionally managed and offer a diversified group of investment options. MacKay-Shields Financial Corporation manages the Cash Management Portfolio and New York Life Insurance Company manages the Bond and Growth Equity Portfolios.

The following is a description of the current and anticipated economic and market conditions that may affect the performance of the policies.

ECONOMIC ENVIRONMENT

The remarkable combination of rapid growth and slowing inflation continued for another year. Real Gross Domestic Product (GDP)(1) rose by about 3.7 percent in 1997, considerably faster than virtually all estimates of the economy's non-inflationary growth potential. From December '96 to December '97, the unemployment rate declined from 5.3 percent to 4.7 percent, the lowest rate in 24 years and well below levels previously associated with accelerating inflation.

Instead of accelerating however, inflation continued to trend downward, with the Consumer Price Index (CPI)(2) rising by just 1.7 percent over the 12 months ending in December (vs. 3.3 percent during 1996). Excluding food and energy, the CPI was up just 2.2 percent, the lowest "core" inflation rate since 1965. Faster increases in wage rates were generally offset by slower increases in benefit costs, and rising productivity held down unit labor costs. The rising dollar was another source of downward pressure on prices.

Bond yields initially rose, but then began to trend downward again, ending the year near their lowest levels in thirty years as the rapidly spreading Asian currency crisis promised to slow world growth and keep downward pressure on inflation. The Federal Reserve Board (the "Fed") raised interest rates a quarter of one percentage point in March, but then remained on hold for the rest of the year.

In 1998, growth is expected to finally slow from its unsustainable pace without any Fed tightening as the Asian currency crisis reduces exports, raises imports, and moderates corporate profitability growth and capital investment. Inflation should remain contained as the unemployment rate begins to drift upward again and lower import prices restrain domestic prices as well. Bond yields could fall further, and the next move by the Fed may well be an easing of monetary policy.

For the stock market, 1997 delivered an unprecedented third year of gains exceeding 20 percent. The Dow Jones Industrial Average(3) rose an impressive
24.9 percent, following 26.0 percent in 1996 and 33.5 percent in 1995. So far, the bull market for equities has been driven by the continuation of strong growth, strong earnings gains, and low inflation. Nearly all of 1997's gains were achieved in the first half of the year, with the market's high for the year reached on August 6th. On October 27th, the Dow plunged 554 points or 7.2 percent, its biggest point drop ever and its largest percentage decline since 1987. The decline was in response to a meltdown in Hong Kong that spread around the world. The next day, the U.S. market rebounded by 4.7 percent and regained all of its lost ground by early December. Market conditions for 1998 are likely to be mixed. Increased uncertainty about the impact of the Asian crisis on individual companies could weigh on the market, and slower growth and increased pricing competition from abroad could slow earnings. On the positive side, there should be lower interest rates and good prospects for continued expansion of the U.S. economy.

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     On the following pages you will find reports from each of the Portfolio
Managers of the MainStay VP Series Fund, Inc. that are available in your NYLIAC Variable Life policy. Thank you for making us "The Company You Keep(R)".

/s/ FREDERICK J. SIEVERT
------------------------
Frederick J. Sievert
Vice Chairman
New York Life Insurance Company
the parent of New York Life Insurance and Annuity Corporation

(1) The Gross Domestic Product (GDP) is the total value of goods and services produced in the U.S. economy over a particular period of time, usually one year. The GDP growth rate measures strictly domestic output and is a primary indicator of the status of the economy.
(2) The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.
(3) The Dow Jones Industrial Average is a trademark of, and the property of Dow Jones and Co., Inc. The DJIA Index is a price-weighted average of 30 actively traded Blue Chip stocks, primarily industrials, but also including financial, leisure, and other service-oriented firms.

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MAINSTAY VP SERIES FUND, INC. PORTFOLIOS

MACKAY-SHIELDS FINANCIAL CORPORATION

ADVISER'S REPORT

Market Overview

What a year: In 1997, the U.S. economy reveled in strong 3.7% growth, mild 2% inflation, 4.7% unemployment, low interest rates, strong corporate profits, and a seemingly unstoppable stock market. The year completed an unprecedented three year run of above twenty percent returns for the stock market, with the Dow Jones Industrial Average(1) returning 24.91%, the S&P 500(2) returning 33.36%, and the NASDAQ(3) returning 21.64%. These stellar returns were accompanied by increased volatility, with the industrial average moving more than 1 percent for almost one third of all trading sessions in 1997. For the fourth quarter the Dow Jones Industrial Average lost 0.02%, the S&P 500 eked out a positive return of 2.87% and the NASDAQ lost 6.84% as the technology sector slipped.

Only a few months ago, it looked as if fund managers might do something in 1997 they haven't done since 1993: beat the Standard & Poor's 500-stock index and the index funds that mimic it. But the October market turmoil and the December massacre in technology stocks put the Portfolios back behind the index.

Gross Domestic Product(4) increased almost 4 percent last year because of consumer spending and business outlays for new equipment. As a result, corporate profits increased and were at their highest level since the 1960s. However, 1997 continued to be a tale of two stock markets, with large stocks contributing most heavily to the year's return, while smaller stocks trailed substantially. Best performing industries included securities brokers, broadcasting, savings and loans, advertising, airlines, home construction, trucking and oil-field equipment. Worst performing industries included footwear, precious metals, heavy construction, coal, casinos and health care. The average U.S. equity mutual fund returned 24.36%, a very strong return when compared to the long-term historical average of approximately 10%. Investors continued to pour assets into stock funds, with almost $200 billion being invested through the end of October.

The year was not without weaknesses. Cracks appeared in August, with some corporations announcing disappointing earnings. Then on October 27, the industrial average plummeted 554.26 points, or 7.18%, its largest point drop ever and biggest in percentage terms since 1987's Black Monday. International investors' mettle was tested as the Southeast Asia "flu", which started with Thailand floating the baht, soon spread to Malaysia, Philippines, Indonesia and South Korea. Portfolios investing in Pacific Rim stock markets outside Japan lost 35.52% in 1997, according to Lipper(5) Analytical Services, Inc. Latin America and Eastern Europe were impacted as well, and U.S. investors became jittery as they realized how intertwined the world's economies had become. The Asian crisis has shifted investors' focus from U.S. economic strengths, to its weaknesses. However, U.S. economic strength prevailed through the end of 1997.

The bond market ended 1997 on a high note as investors focused on future prospects for Asian financial stability. Treasury securities have even outperformed the Dow Jones Industrial Average since the middle of the year. During the year, despite the surging economy and the lowest unemployment rate of the last 24 years, which usually translate into higher prices, inflation remained subdued. Any fears that the Federal Reserve Board would raise short-term interest rates were put to rest by Asian financial turmoil. Prospects of cheaper imports because of cheaper foreign currencies, low inflation, and the higher foreign demand for U.S. Treasuries caused the bond market to rally. Investors increased their contributions to bond mutual funds, with November inflows approximately $8 billion versus $3.7 billion for October.

The U.S. dollar strengthened dramatically through 1997, with fundamental support coming from the surging U.S. economy, high U.S. interest rates (compared with other countries), low inflation and a high level of confidence in the Federal Reserve. Foreign demand for U.S. assets drove the dollar to a five-year high against the yen, eight-year high against the German mark and a four-year high against the Swiss franc. In the latter part of 1997, foreign buying of U.S. securities became a flood as the Asian financial crisis boosted the dollar's image as a "safe haven".

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Going forward, most economists see a slow growing economy, mild inflation and low interest rates. More specifically, expectations for the stock market are more muted with projections of 8% to 10% appreciation, which is more in line with historical norms. Risks to this rosy picture include a continuing slide of Southeast Asian financial markets impacting world economic growth, and even possibly deflation, not an economic scenario since the 1930s. On the other hand, a faster than expected recovery of the Asia markets could place more focus on our domestic marketplace and could lead to inflationary concerns heating up.

General demographic trends and macroeconomic themes will continue into 1998. Companies will continue to globalize, and competition will make price hikes untenable. Productivity should continue to increase through technology advances and improved utilization of resources. Baby boomers should continue to pour money in the market for their retirement.

Ravi Akhoury
Chairman and Chief Executive Officer
MacKay-Shields Financial Corporation

(1) The Dow Jones Industrial Average is a trademark of, and the property of, Dow Jones and Co., Inc. The DJIA Index is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but also including financial, leisure, and other service-oriented firms.
(2) "Standard and Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of the Standard & Poor's Corporation. The MainStay VP Series Fund, Inc. is neither sponsored by nor affiliated with Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.
(3) "NASDAQ Composite Index" is an unmanaged index and is considered to be generally representative of the U.S. small capitalization stock market.
(4) The Gross Domestic Product (GDP) is the total value of goods and services produced in the U.S. economy over a particular period of time, usually one year. The GDP growth rate measures strictly domestic output and is a primary indicator of the status of the economy.
(5) Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies.

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--------------------------------------------------------------------------------

NEW YORK LIFE INSURANCE COMPANY

ADVISER'S REPORT

1997 In Review and 1998 Outlook

The U.S. financial markets produced another year of stellar performance in 1997. The economy was strong, with Gross Domestic Product(1) growing at a 4.3% annualized pace in the fourth quarter. Corporate profits enjoyed continued strength and inflationary pressures remained subdued, with inflation running at 1.7% during the year. These positive factors led to outstanding stock market performance, with the S&P 500 Index(2) up by 33.4%, and to strong bond market results with the Salomon Bond Investment Grade Index(3) up by 9.6%.

Nevertheless, during the year, the tone of the financial markets changed and became more volatile. Due to relatively high valuations, the stock market was unforgiving of negative earnings surprises, and certain industry group sectors, such as technology, fell in and out of favor. Volatility in the bond market increased several times during the year as strong economic growth and employment statistics led to fears of increasing inflation.

This environment changed radically as the Asian debt crisis began to unfold in the fourth quarter. The inability of several Asian countries to keep their currencies pegged to the dollar, combined with massive borrowing, has reduced the growth outlook for the worldwide economy. Near term, foreign investors have been attracted to the U.S. as a safe haven. Longer term, U.S. corporate earnings are bound to suffer. While certain sectors such as retail, soft goods and personal computers may benefit from a lower cost of goods, the reduced demand from the Asian economies combined with intensified pricing pressures in other economic sectors, may prove more powerful.

Our outlook is positive for interest rates, since the inflationary pressures associated with rapid domestic economic growth should be offset by intensified price pressure from abroad. We do see the possibility that the Asian crisis may mask underlying inflationary trends in the U.S. economy.

Implications for the stock market are somewhat negative, as corporate pricing and earnings power may be damaged. Thus we are somewhat subdued going into 1998. We believe that sectors benefiting from lower interest rates such as financials, and from significant product innovation and industry consolidation, such as pharmaceutical companies, will provide opportunities for investment.

Jean E. Hoysradt
Senior Vice President
in Charge of the Investment Department
New York Life Insurance Company

(1) The Gross Domestic Product (GDP) is the total value of goods and services produced in the U.S. economy over a particular period of time, usually one year. The GDP growth rate measures strictly domestic output and is a primary indicator of the status of the economy.
(2) "Standard and Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of the Standard & Poor's Corporation. The MainStay VP Series Fund, Inc. is neither sponsored by nor affiliated with Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.
(3) The Salomon Brothers Broad Investment Grade Bond Index is capitalization-weighted and contains about 5,500 individually priced fixed income securities, which include "investment grade" corporate bonds including U.S. dollar-denominated securities of foreign issuers (rated BBB by Standard & Poor's or Baa by Moody's, or better), U.S. Treasury/agency issues, and mortgage pass-through (mortgage-backed) securities, and other securities.

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MAINSTAY VP CASH MANAGEMENT PORTFOLIO

1997 MARKET HIGHLIGHTS
- Strong economic growth led to a Federal Reserve Board (the "Fed") move to raise interest rates 25 basis points at the end of March, but with the crisis in Asia, expectations for growth slowing in the U.S. and inflation under control, the Fed took no further action.
- Throughout the year, the short-term markets were primarily driven by investor's expectations for interest rates and inflation.
- Longer-maturity money market securities provided higher yields than short-dated issues throughout most of the year.
- Volatility was minimal throughout the year, but upsets in Asian markets in the third and fourth quarters of 1997 caused a flight to high-quality securities.

1997 PORTFOLIO HIGHLIGHTS
- For the year ended 12/31/97, the MainStay VP Cash Management Portfolio returned 5.25%.
- The Portfolio benefited from a short average maturity in the first quarter and a neutral to long average maturity throughout the rest of the year.
- The Portfolio outperformed the average Lipper(1) money market fund for the year ended 12/31/97 as well as for the 3-year and since-inception periods.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
Perhaps the single most important influence on the MainStay VP Cash Management Portfolio in 1997 was investor expectations about the direction of interest rates and inflation. Seeking to slow rapid economic growth and ward off inflation, the Fed moved to raise interest rates 25 basis points at the end of March. While market participants speculated on whether the Fed would tighten again, no other moves materialized throughout the year. As a result, portfolios with a short average maturity in the first quarter and a longer average maturity thereafter were in the best position to benefit from interest rate opportunities.

In the third and fourth quarters, financial markets throughout Asia experienced severe setbacks, catching many investors off guard. The resulting flight to quality increased demand for top-tier securities.

GIVEN THIS CONTEXT, HOW DID THE MAINSTAY VP CASH MANAGEMENT PORTFOLIO DO IN
1997?
For the six-month, 1-year, and since-inception periods, the Portfolio outperformed the average Lipper money market fund.

HOW DID THE PORTFOLIO MANAGE TO DO SO WELL?
We used a variety of tools to accomplish our objective. Of course, one of the most important determinants of performance in the MainStay VP Cash Management Portfolio is average maturity. In the first quarter, we saw no yield advantage to lengthening the Portfolio's maturity and stayed relatively short. That proved beneficial when the Fed moved to raise interest rates in March. After that, we lengthened our average maturity and kept it neutral to long throughout the rest of the year.

WHY DID YOU LENGTHEN MATURITIES?
Despite widespread speculation about whether the Fed would tighten interest rates again, we kept our eye on the economic data and saw no conclusive evidence that they would have to take additional action. We kept the Portfolio longer than what we took to be the average number of days to maturity in our peer group.

HOW MUCH LONGER DID YOU GO?
Once again, it varied. Rates were not absolutely stable, so our days to maturity varied. While the average portfolio may have varied from 40 to 60 days to maturity, we tended to hold in a range from 40 to 75 days. At times, we believe we were up to 15 days longer than the average fund, which, as it happens, was always positive for our performance.

HOW DID YOU SEEK TO ENHANCE YIELDS THROUGHOUT THE YEAR?
During the first half of 1997, we used our extensive research to seek out securities with features that could offer potential yield advantages. We found asset-backed securities, callable certificates of deposit ("CDs"), and Yankee issues attractive. Later in the year, we reduced our positions in most of these areas.

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WHY DID YOU CUT BACK?
They simply became less attractive. Callable CDs became less popular as the market became more volatile and issuance declined, so in the second and third quarters we simply let our issues mature. We've continued to invest in some top-tier asset-backed securities, which may offer yield opportunities and are often backed by a letter of credit from a leading bank. We continue to hold a number of Yankee issues, which are dollar denominated securities issued in the United States by foreign banks and corporations.

DOES THE PORTFOLIO HOLD ONLY DOMESTIC SECURITIES?
No. The Portfolio has a global exposure, including European, South American, and Mexican issuers backed by European banks. We're focusing on top-tier credits and dollar denominated issues. We didn't own anything in Thailand, Malaysia, or Indonesia. We don't take any currency risk in the Portfolio. Though the Portfolio is allowed to hold some split issues and second-tier credits, the Portfolio is currently invested only in top-tier securities.

HOW DO INVESTORS BENEFIT FROM GLOBAL DIVERSIFICATION?
We seek broad diversification within the range of issues and maturities that are available to us. Using top-tier securities from around the world helps reduce our exposure to the risks of any single issuer or market. At the same time, it helps us pursue higher yields among securities with top quality and a high degree of liquidity.

WHAT DO YOU ANTICIPATE IN 1998?
Given the dynamics of the Asian crisis, consensus on Fed policy changes rapidly. However, we believe U.S. monetary policy will focus on the U.S. economy, not on the bailing out of Asia. We believe the Portfolio is well positioned with a broad spectrum of maturities, a broad range of issuers, and a relatively long average maturity that will benefit investors if rates continue to decline. Whatever happens, we'll continue to focus on high quality, as we seek as high a level of current income as is consistent with the preservation of capital and liquidity.

Edward Munshower
Jessica Terc
Portfolio Managers
MacKay-Shields Financial Corporation

(1) Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies.

Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost.

An investment in the Portfolio is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

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MAINSTAY VP BOND PORTFOLIO

1997 MARKET HIGHLIGHTS

- The theme for the fixed income market in 1997 was benign inflation in spite of solid economic growth.

- The Federal Reserve Board (the "Fed") maintained a stable monetary policy after a 25 basis point tightening in March.

- The market experienced a significant rally for the year with the 30 year U.S. Treasury bond declining 72 basis points.

- Events in Asia had a profound effect on U.S. Government securities and various investment grade and non-investment grade corporate securities.

1997 PORTFOLIO HIGHLIGHTS

- For the year ended 12/31/97, the MainStay VP Bond Portfolio returned 9.65%.

- The Portfolio outperformed the average A rated corporate bond fund in its Lipper(1) universe by 49 basis points.

- The Portfolio ranked 8th out of 28 bond funds (top 28.6%) for its Lipper category.

- An average portfolio quality of at least AA- was maintained throughout the year, limiting credit risk.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Interest rates rose early in 1997 as market participants were concerned about an overheating economy and a restrictive Fed. Toward the middle of the year market sentiment shifted as investors focused on an improving budget deficit and mild inflation statistics. The latter part of the year was dominated by the Asian financial crisis. Many global equity markets experienced drastic declines. The flight to quality trading caused a significant rally in U.S. Treasury securities.

TO WHAT DO YOU ATTRIBUTE THE PORTFOLIO'S POSITIVE PERFORMANCE?

During the course of the year, the Portfolio maintained a credit barbell where weightings were concentrated in AAA securities and lower-quality domestic corporates which we viewed to be stable with strong relative value characteristics. This structure worked well as lower quality corporates outperformed within the investment grade sector. The Portfolio also had minimal exposure to assets that would have been adversely influenced by the turmoil in Asia. Additionally, our high quality assets benefited from the flight to quality trading precipitated by the financial distress in Asia.

WHAT WAS YOUR PRIMARY STRATEGY DURING 1997?

The Portfolio shifted assets from the government sector to the corporate and mortgage sectors in an effort to enhance yield and add return in a low interest rate environment.

HOW WILL YOU ANTICIPATE MANAGING THE PORTFOLIO IN A SLOW GROWTH ENVIRONMENT?

In the corporate sector we will concentrate on non-cyclicals such as consumer products, utilities and pipelines. We feel the bank and finance sector has limited downside and could benefit from lower interest rates. In the mortgage sector we will manage pre-payment risk based on our prevailing interest rate forecast.

WHERE DO YOU PERCEIVE RISK IN THE PORTFOLIO?

Our adjustments during the year added some credit and call risk to the Portfolio. However, the Portfolio's overall credit quality and structure continues to be consistent with our long-term conservative approach to managing the Portfolio.

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WHAT IS YOUR OUTLOOK FOR THE FIXED INCOME MARKET IN 1998?

We expect slower economic growth, along with continued low levels of inflation. Recent events in Asia should depress domestic growth, putting downward pressure on inflation, interest rates, and corporate earnings. The Asian debacle may have taken a Fed tightening out of the market for 1998. Corporate bond and mortgage-backed security spread widening, resulting from supply pressure, low interest rates and global dislocation, should create investment opportunities in 1998.

Albert R. Corapi, Jr.
Celia M. Holtzberg
Portfolio Managers
New York Life Insurance Company

(1) Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost.

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MAINSTAY VP GROWTH EQUITY (COMMON STOCK) PORTFOLIO

1997 MARKET HIGHLIGHTS
- The market recorded an unprecedented third consecutive year of 20% plus gains.
- Low inflation coupled with favorable interest rates supported equity valuations.
- In general, earnings exceeded most investor's expectations.
- Strong inflows into equity mutual funds, solid demand for U.S. equities from foreign institutional investors and record levels of merger and acquisition activity created an excellent supply/demand environment for stocks.
- Large capitalization issues were the market's best performers.

1997 PORTFOLIO HIGHLIGHTS
- For the year ended 12/31/97, the MainStay VP Growth Equity Portfolio returned 26.75%.
- Financial stocks were among the Portfolio's best performers owing primarily to the strong bond market.
- Consumer issues also displayed impressive gains throughout the year as wage growth began to improve.
- The Portfolio outperformed the Lipper(1) growth fund average return for the year but underperformed the S&P 500(2) Index.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
For the third year in a row, the U.S. equity market generated robust results. However, 1997 was differentiated from the prior two years by an increase in market volatility. The market experienced corrections in March and October, but managed to rebound rather quickly from these setbacks, keeping the current bull market intact. The volatility appeared severe due to the steadiness of gains the previous two years and the complacency which resulted from this stability. However, history shows the volatility of the market in 1997 was not an anomaly as equity markets have historically experienced choppiness in returns.

The majority of 1997's gains were recorded in the second and third quarters as investors became more comfortable with the economy. The fear of higher interest rates and rising inflation which caused March's correction dissipated quickly, as strong employment reports did not bring about expected price increases. In fact, it had a more positive effect on the economy as improving wages spurred an increase in consumer spending; albeit at a modest rate. These factors along with steadily growing corporate earnings created a near-perfect economic scenario.

Approaching year-end 1997, investors long time fear of inflation made a 180 degree turn as Asia's economic problems introduced the fear of deflation as an issue. In October, a correction in the market was triggered by currency devaluations and financial liquidity concerns in Asia. While we believe that certain segments of the economy will definitely be impacted by deflationary pressures, the impact of this trend is not likely to have a devastating effect on the U.S. market.

CAN YOU DISCUSS THE MAINSTAY VP GROWTH EQUITY PORTFOLIO'S PERFORMANCE?
For the year ended 12/31/97, the MainStay VP Growth Equity Portfolio had a total return of 26.75%. This placed us solidly ahead of the Lipper growth fund average return of 25.36%. This marked the fifth time in the last six years that we have outperformed the Lipper growth fund average. However, we lagged the S&P 500 return of 33.36%.

WHY DID THE AVERAGE LIPPER GROWTH FUND UNDERPERFORM THE S&P 500?
The Lipper growth fund average underperformed the S&P 500 because of the superior relative performance of a narrow number of large capitalization issues. In fact, the top ten performing stocks in the S&P 500 accounted for more than one quarter of its gain. Active portfolio managers tend to underweight the S&P 500's larger companies in relation to the size of their portfolios. For example, owning the twenty largest companies in the S&P 500 would greatly skew the balance of an actively managed portfolio. Outperformance of these "nifty fifty" names is common in the late stage of an earnings cycle as investors perceive these stocks being safer than the market as a whole.

WHAT WERE THE BIGGEST FACTORS LEADING TO THE PORTFOLIO'S POSITIVE PERFORMANCE? There were several factors which supported the Portfolio's solid performance. First, our technology holdings performed exceptionally as our focus on more software related and computer service companies was particularly rewarding. Second, our overweighted position in financial stocks was extremely profitable as that sector outperformed the market by a wide margin. Finally, our underweighting of the cyclical basic materials sector was timely as these stocks were among the market's worst performers.

WHICH STOCKS WERE THE LARGEST CONTRIBUTORS TO THE PORTFOLIO'S RETURNS?
Three of the Portfolio's largest positions -- General Electric, Lilly (Eli) and Kroger had excellent performance as each stock had total returns in excess of 50%. General Electric's strong performance stemmed from the consistency of its earnings and its ability to maintain profit margins. Lilly's (Eli) performance benefited from the introduction of a couple of blockbuster drugs combined with a valuation upgrade of the pharmaceutical industry. Kroger, the country's largest supermarket operator, was finally awarded a higher valuation consistent with its earnings growth prospects.

Some other stocks which were strong contributors to our performance included:
Costco, a warehouse store operator; Halliburton, in the oil and energy service industry; Compuware, an enterprise software company; and Freddie Mac, a residential mortgage company.

WHAT WERE YOUR BIGGEST DISAPPOINTMENTS IN 1997?
Some of our smaller-capitalization holdings had a difficult year in 1997. It is our strategy to make sure that our smaller issues have lower weightings in the Portfolio due to the higher risk/reward profile attached to such holdings. For instance, Danka Business Systems, a stock we recently held, preannounced a disappointing quarter. The stock lost half of its market value that day. However, its low weight in the Portfolio helped to mitigate some of the damage in our returns.

WHAT IS YOUR OUTLOOK FOR THE EQUITY MARKET IN 1998?
After three years of extraordinary gains we believe 1998 will return to more moderate gains. We expect interest rates to remain subdued and continue to provide support for the equity market. Our main concern is that earnings expectations for 1998 are probably too high and are subject to downward revisions. Under such a situation we expect continued volatility in the market as earning numbers come under more scrutiny. We expect that companies that are able to meet earnings expectations for the coming year will be 1998's best performers.

HOW IS THE PORTFOLIO CURRENTLY STRUCTURED?
In our top down approach to managing the Portfolio we have focused on sectors and industries that have little exposure to Asia's problems. In a more subdued economy the companies that are able to consistently grow their revenues and earnings in excess of the market will be best rewarded. Finally, we are overweighted in financial stocks as we believe that the current interest rate environment will remain in place and the group's overall earnings will continue to grow.

James Agostisi
Patricia Rossi
Portfolio Managers
New York Life Insurance Company

(1) Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies.

(2) "Standard and Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of the Standard & Poor's Corporation. The MainStay VP Series Fund, Inc. is neither sponsored by nor affiliated with Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost.

                                    GLOSSARY

ASSET-BACKED SECURITIES: Securities backed by loan paper, receivables, or an anticipated income stream from the sale of merchandise or services. The securities are generally originated by banks, credit card companies, or other providers of credit and often "enhanced" by a bank letter of credit or by insurance from an institution other than the issuer.

AVERAGE MATURITY: Maturity is the termination date of an obligation or the length of time an income security is required to pay interest. Average maturity reflects the average of the maturities of all fixed-income securities in a portfolio.

BASIS POINT: One hundredth of one percent in the yield of an investment, i.e., 100 basis points equals 1%.

BULLISH/BEARISH: A bull market occurs when security prices are rising, a bear market occurs when security prices decline. A bullish attitude therefore suggests a positive outlook, while a bearish attitude represents a negative view of the market or the opportunities it may present.

CAPITALIZATION: The amount of outstanding equity and debt a company has issued. Companies may vary greatly in the amount of equity capital they have raised, and their capitalization may change with new issues or stock repurchases.

CASH FLOW: The amount of income or earnings available to cover outstanding liabilities and other obligations, including debt service.

CORRECTION: A market shift in security prices that brings them more in line with historically appropriate levels.

CREDIT QUALITY: A measure of an individual issuer's ability to repay principal and interest on its income securities--or a measure of the general credit risk of securities in an income portfolio.

CYCLICAL STOCK: A stock that tends to rise quickly with economic upturns and fall quickly when the economy slows. Noncyclical industries, such as food, insurance, and pharmaceuticals, are likely to have more consistent performance regardless of economic changes.

DEFENSIVE ISSUES: Stocks chosen for their reliability of earnings, growth, and positive performance.

DURATION: A measure of price sensitivity, which adjusts for the time value of the payments investors will receive and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.

FLIGHT TO QUALITY: When investors in general move to improve the credit quality of the securities they own, either because of credit concerns or a lack of yield advantages among lower-rated securities.

HEDGING/CURRENCY MANAGEMENT: The process of managing or "hedging" the risks associated with owning securities denominated in different currencies, the relative values of which may change at any time. There can be no assurance that currency hedging will protect investors.

INFLATION: An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

PREPAYMENT RISK: The risk that mortgage or loan holders will repay their obligations before they mature, shortening the stream of interest payments investors receive.

SPLIT ISSUES: Securities rated top tier by one credit rating agency and second tier by another.

SUPPLY AND DEMAND: In the bond market, supply is influenced by the amount of new securities issued and the amount of bonds investors wish to sell. Demand reflects the amount of bonds investors wish to buy, which may decrease when other markets offer greater opportunities.

TIGHTEN/EASE: When the Federal Reserve Board moves to raise interest rates it is said to be "tightening" or making borrowing more expensive. When it moves to lower rates, it is said to be "easing" or making borrowing more affordable.

TOTAL RETURN: The performance of an investment with all income and capital gains reinvested.

VOLATILITY: Fluctuations in the price of securities or markets, up or down, over a short period of time.

WEIGHTING: The proportion of a portfolio allocated to a specific security or sector, i.e., a portfolio is said to be overweighted in a sector when that portion of the portfolio is greater than the sector's general relationship to the market as a whole.

YIELD: The income per share (or current value of a security) paid to investors over a specified period of time as a percentage of the cost of the security. Mutual fund yields are expressed as a percentage of the fund's current price per share.

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1997

                                                                 COMMON STOCK        BOND        MONEY MARKET
                                                                  INVESTMENT      INVESTMENT      INVESTMENT
                                                                   DIVISION        DIVISION        DIVISION
                                                                 --------------------------------------------
ASSETS:
  Investment in MainStay VP Series Fund, Inc., at net asset
    value
    (Identified Cost: $26,136,304; $9,007,352; $1,612,880,
    respectively)..............................................  $30,784,788     $8,941,535      $1,612,865

LIABILITIES:
  Liability for mortality and expense risk charges.............      27,313           8,013           1,472
                                                                 -----------     -----------     -----------
      Total equity.............................................  $30,757,475     $8,933,522      $1,611,393
                                                                 ===========     ===========     ===========

TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners.......................................  $30,757,475     $8,933,522      $1,611,393
                                                                 ===========     ===========     ===========

STATEMENT OF OPERATIONS
For the year ended December 31, 1997

                                                                 COMMON STOCK        BOND        MONEY MARKET
                                                                  INVESTMENT      INVESTMENT      INVESTMENT
                                                                   DIVISION        DIVISION        DIVISION
                                                                 --------------------------------------------
INVESTMENT INCOME:
  Dividend income..............................................  $  214,186      $  560,149      $   86,277
  Mortality and expense risk charges...........................     (99,812)        (30,176)         (5,902)
                                                                 -----------     -----------     -----------
      Net investment income....................................     114,374         529,973          80,375
                                                                 -----------     -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments............................   2,660,729         734,328         323,561
  Cost of investments sold.....................................  (2,043,923)       (722,716)       (323,582)
                                                                 -----------     -----------     -----------
      Net realized gain (loss) on investments..................     616,806          11,612             (21)
  Realized gain distribution received..........................   3,988,308          25,028              --
  Change in unrealized appreciation (depreciation) on
    investments................................................   1,888,132         203,179              41
                                                                 -----------     -----------     -----------
      Net gain on investments..................................   6,493,246         239,819              20
                                                                 -----------     -----------     -----------
  Increase (decrease) attributable to funds of New York Life
    Insurance and Annuity Corporation retained by Separate
    Account....................................................      (3,802)           (475)             55
                                                                 -----------     -----------     -----------
      Net increase in total equity resulting from operations...  $6,603,818      $  769,317      $   80,450
                                                                 ===========     ===========     ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                                            VLI SEPARATE ACCOUNT

STATEMENT OF CHANGES IN TOTAL EQUITY
For the years ended December 31, 1997
and December 31, 1996

                                                    COMMON STOCK                    BOND                    MONEY MARKET
                                                 INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
                                              -------------------------   -------------------------   -------------------------
                                                 1997          1996          1997          1996          1997          1996
                                              ---------------------------------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income...................  $   114,374   $   137,300   $   529,973   $   512,701   $    80,375   $    73,930
    Net realized gain (loss) on
      investments...........................      616,806       395,993        11,612         2,737           (21)          (28)
    Realized gain distribution received.....    3,988,308     3,192,366        25,028            --            --            --
    Change in unrealized appreciation
      (depreciation) on investments.........    1,888,132     1,389,110       203,179      (374,919)           41            21
    Increase (decrease) attributable to
      funds of New York Life Insurance
      and Annuity Corporation retained
      by Separate Account...................       (3,802)       (2,086)         (475)         (126)           55            74
                                              -----------   -----------   -----------   -----------   -----------   -----------
      Net increase in total
        equity resulting from operations....    6,603,818     5,112,683       769,317       140,393        80,450        73,997
                                              -----------   -----------   -----------   -----------   -----------   -----------
  Contributions and withdrawals:
    Policyowners' premium payments..........    2,080,668     2,298,926       971,663     1,025,979       192,470       320,328
    Cost of insurance.......................     (873,334)     (807,956)     (295,231)     (334,494)      (24,220)      (47,262)
    Policyowners' surrenders................   (2,396,545)   (2,306,030)     (738,010)     (976,667)     (177,376)     (187,191)
    (Withdrawals), net of repayments, due to
      policy loans..........................     (620,348)     (270,862)     (139,450)      (32,115)       (4,409)       (4,041)
    Policyowners' death benefits............      (73,200)      (42,685)      (27,667)      (15,047)      (26,791)       (2,877)
    Transfers between Investment
      Divisions.............................      226,580        78,850      (123,466)       60,956      (102,982)     (138,536)
                                              -----------   -----------   -----------   -----------   -----------   -----------
      Net contributions and
        withdrawals.........................   (1,656,179)   (1,049,757)     (352,161)     (271,388)     (143,308)      (59,579)
                                              -----------   -----------   -----------   -----------   -----------   -----------
        Increase (decrease) in total
          equity............................    4,947,639     4,062,926       417,156      (130,995)      (62,858)       14,418
TOTAL EQUITY:
    Beginning of year.......................   25,809,836    21,746,910     8,516,366     8,647,361     1,674,251     1,659,833
                                              -----------   -----------   -----------   -----------   -----------   -----------
    End of year.............................  $30,757,475   $25,809,836   $ 8,933,522   $ 8,516,366   $ 1,611,393   $ 1,674,251
                                              ===========   ===========   ===========   ===========   ===========   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                       15

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------
New York Life Insurance and Annuity Corporation VLI Separate Account ("VLI Separate Account") was established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation, a wholly-owned subsidiary of New York Life Insurance Company. This account was established to receive and invest premium payments under variable life insurance policies issued by New York Life Insurance and Annuity Corporation. Effective July 1, 1988, sales of such policies were discontinued.
  The VLI Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The assets of VLI Separate Account are invested in shares of the MainStay VP Series Fund, Inc. (formerly, "New York Life MFA Series Fund, Inc."), a diversified open-end management investment company, and are clearly identified and distinguished from the other assets and liabilities of New York Life Insurance and Annuity Corporation.
  There are three Investment Divisions within the VLI Separate Account: the Common Stock Investment Division which invests in the Growth Equity Portfolio, the Bond Investment Division which invests in the Bond Portfolio, and the Money Market Investment Division which invests in the Cash Management Portfolio. Premium payments received are allocated to the Investment Divisions of the VLI Separate Account according to Policyowner instructions.
  No Federal income tax is payable on investment income or capital gains of the VLI Separate Account under current Federal income tax law.
  Security Valuation--The investment in the MainStay VP Series Fund, Inc. is valued at the net asset value of shares of the respective fund portfolios.
  Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).
  Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolios.
  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 1997, the investment in the MainStay VP Series Fund, Inc. by the respective Investment Divisions of the VLI Separate Account is as follows:

                                                       GROWTH EQUITY                                CASH MANAGEMENT
                                                         PORTFOLIO           BOND PORTFOLIO            PORTFOLIO
                                                    -------------------    -------------------    -------------------
                                                       COMMON STOCK               BOND               MONEY MARKET
                                                    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                                    -----------------------------------------------------------------
Number of shares.................................           1,516                    680                  1,613
Identified cost*.................................         $26,136                $ 9,007                $ 1,613

* The cost stated also represents the aggregate cost for Federal income tax purposes.

  Transactions in MainStay VP Series Fund, Inc. shares for the year ended December 31, 1997, were as follows:

                                                       GROWTH EQUITY                                CASH MANAGEMENT
                                                         PORTFOLIO           BOND PORTFOLIO            PORTFOLIO
                                                    -------------------    -------------------    -------------------
                                                       COMMON STOCK               BOND               MONEY MARKET
                                                    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                                    -----------------------------------------------------------------
Purchases........................................         $ 5,108                $   937                $   261
Proceeds from sales..............................           2,661                    734                    324

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                                            VLI SEPARATE ACCOUNT

NOTE 3--Mortality and Expense Risk Charges:
--------------------------------------------------------------------------------
VLI Separate Account is charged for the mortality and expense risks assumed by New York Life Insurance and Annuity Corporation. These charges are made daily at an annual rate of 0.35% of the daily net asset value of each Investment Division. New York Life Insurance and Annuity Corporation may increase these charges in the future up to a maximum annual rate of 0.50%. The amount of these charges retained by the Investment Divisions represents funds of New York Life Insurance and Annuity Corporation. Accordingly, New York Life Insurance and Annuity Corporation participates in the results of each Investment Division ratably with the Policyowners.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

VLI Separate Account does not expect to declare dividends to Policyowners from accumulated net income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, policy loans, or transfers) in excess of the net premium payments.

--------------------------------------------------------------------------------
NOTE 5-- Cost to Policyowners (in 000's):
--------------------------------------------------------------------------------

At December 31, 1997, the cost to Policyowners with adjustments for net investment income, market appreciation (depreciation) and deduction for expenses is as follows:

                                                                 COMMON STOCK        BOND        MONEY MARKET
                                                                  INVESTMENT      INVESTMENT      INVESTMENT
                                                                   DIVISION        DIVISION        DIVISION
                                                                 --------------------------------------------
Cost to Policyowners (net of withdrawals).....................     $ 28,863        $ 15,111        $  3,296
Sales charges.................................................      (13,268)         (6,630)         (1,594)
Cost of insurance.............................................      (11,509)         (5,586)         (1,271)
Accumulated net investment income.............................        2,115           5,697           1,183
Accumulated net realized gain on investments and realized gain
  distributions received......................................       19,926             415              --
Unrealized appreciation (depreciation) on investments.........        4,648             (66)             --
Decrease attributable to funds of New York Life Insurance and
  Annuity Corporation retained by Separate Account............          (18)             (7)             (3)
                                                                   ----------      ----------      ----------
Net amount applicable to Policyowners.........................     $ 30,757        $  8,934        $  1,611
                                                                   ==========      ==========      ==========

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors of New York Life Insurance and
Annuity Corporation and the VLI Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in total equity present fairly, in all material respects, the financial position of the New York Life Insurance and Annuity Corporation VLI Separate Account, comprised of the Common Stock Investment Division, the Bond Investment Division and the Money Market Investment Division at December 31, 1997, the results of its operations for the year then ended, and the changes in each of their total equity for each of the two years in the period then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1997 with the MainStay VP Series Fund, Inc., provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 23, 1998

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

--------------------------------------------------------------------------------
To Policyowners:

The assets of NYLIAC Variable Annuity Separate Account I, NYLIAC Variable Annuity Separate Account II, NYLIAC Variable Annuity Separate Account III (formerly NYLIAC LifeStages(SM) Separate Account), NYLIAC Variable Universal Life Separate Account I, New York Life Insurance and Annuity Corporation MFA Separate Account I, New York Life Insurance and Annuity Corporation MFA Separate Account II and New York Life Insurance and Annuity Corporation VLI Separate Account are invested in shares of MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.). In addition, the assets of NYLIAC Variable Annuity Separate Account I, NYLIAC Variable Annuity Separate Account II, NYLIAC Variable Annuity Separate Account III and NYLIAC Variable Universal Life Separate Account I may be invested in Acacia Capital Corporation, the Alger American Fund, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, the Janus Aspen Series and the Morgan Stanley Universal Funds Inc., which are not affiliated with MainStay VP Series Fund, Inc. or NYLIAC and any of its subsidiaries.

At the Annual Meeting of the Board of Directors of the Fund held on November 11, 1997, executive officers of the Fund were elected. On December 29, 1997, a dividend distribution was paid to NYLIAC Variable Annuity Separate Account I, NYLIAC Variable Annuity Separate Account II, NYLIAC Variable Annuity Separate Account III, NYLIAC Variable Universal Life Separate Account I, New York Life Insurance and Annuity Corporation MFA Separate Account I, New York Life Insurance and Annuity Corporation MFA Separate Account II and New York Life Insurance and Annuity Corporation VLI Separate Account as the sole shareholders of record of MainStay VP Series Fund, Inc.

/s/ RICHARD M. KERMAN JR.
-------------------------
Chairman of the Board
and Chief Executive Officer
MAINSTAY VP SERIES FUND, INC.

                                                   MAINSTAY VP SERIES FUND, INC.

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997
------------

SHORT-TERM
INVESTMENTS (100.2%)+
                                    PRINCIPAL      AMORTIZED
                                      AMOUNT          COST
                                    --------------------------
CERTIFICATES OF DEPOSIT (2.8%)
Australia New Zealand Bank Ltd.
 5.72%, due 5/11/98 (c)...........  $2,000,000    $  1,999,566
Bayerische Vereinsbank AG New York
 6.19%, due 9/4/98 (b)(c).........   2,000,000       2,000,000
                                                  ------------
                                                     3,999,566
                                                  ------------
COMMERCIAL PAPER (89.3%)
Abbey National North America
 5.53%, due 1/14/98...............   2,650,000       2,644,708
ABN-AMRO North America Finance
 Inc.
 5.56%, due 5/1/98................   2,100,000       2,061,080
Allianz of America Finance Corp.
 5.67%, due 2/9/98 (a)............   3,000,000       2,981,572
Banca CRT Financial Corp.
 5.65%, due 1/23/98...............   5,000,000       4,982,736
Banco Bradesco S.A., Grand Cayman
 Series A
 5.53%, due 6/18/98...............   3,000,000       2,922,580
 5.57%, due 6/18/98...............   2,000,000       1,948,013
Banco Santander S.A.
 5.62%, due 1/14/98...............   6,500,000       6,486,809
BCI Funding Corp.
 5.55%, due 1/9/98................   1,500,000       1,498,150
 5.70%, due 5/7/98................   3,000,000       2,940,150
BellSouth Capital Funding Corp.
 6.65%, due 1/2/98................   7,075,000       7,073,693
BIL North America Inc.
 5.73%, due 3/12/98...............   5,900,000       5,834,264
BTR Dunlop Finance Inc.
 5.67%, due 2/19/98 (a)...........   2,000,000       1,984,565
Caisse Centrale Desjardins du
 Quebec
 5.55%, due 3/30/98...............   1,000,000         986,433
Compagnie Bancaire USA
 Funding Corp.
 5.57%, due 2/18/98...............   5,000,000       4,962,867
Franklin Resources Inc.
 5.73%, due 3/19/98 (a)...........   3,200,000       3,160,781
 5.79%, due 3/19/98 (a)...........   1,300,000       1,283,901
 5.79%, due 3/25/98 (a)...........   2,000,000       1,973,302
Garanti Funding Corp. I Series A
 5.52%, due 4/29/98...............   4,000,000       3,927,626
General Electric Capital Corp.
 5.72%, due 3/19/98...............   3,000,000       2,963,297
Generale Bank Inc.
 5.67%, due 2/13/98...............   1,700,000       1,688,487

                                    PRINCIPAL      AMORTIZED
                                      AMOUNT          COST
                                    --------------------------
COMMERCIAL PAPER (Continued)
Goldman Sachs Group L.P.
 5.87%, due 1/8/98................  $6,350,000    $  6,342,752
Internationale Nederlanden (U.S.)
 Funding Corp.
 5.59%, due 5/12/98...............   1,000,000         979,659
Minmetals Capital & Securities
 Inc.
 5.80%, due 2/13/98...............   6,650,000       6,603,930
Nacional Financiera S.N.C. Series
 A
 5.54%, due 3/16/98...............   3,700,000       3,657,865
National Rural Utilities
 Cooperative Finance Corp.
 5.62%, due 3/12/98...............   3,000,000       2,967,217
 5.70%, due 3/23/98...............   3,500,000       3,455,113
Pemex Capital Inc.
 5.68%, due 4/22/98...............   3,300,000       3,242,206
Receivables Capital Corp.
 5.88%, due 1/9/98 (a)............   3,950,000       3,944,839
 5.90%, due 1/5/98 (a)............     200,000         199,869
Rio Tinto America Inc.
 5.70%, due 3/6/98 (a)............   3,000,000       2,969,600
San Paolo U.S. Financial Co.
 5.57%, due 2/12/98...............   3,850,000       3,824,981
Songs Fuel Co.
 5.58%, due 2/10/98...............   4,000,000       3,975,200
Svenska Handelsbanken Inc.
 5.73%, due 2/17/98...............   5,150,000       5,111,474
Transamerica Finance Corp.
 5.70%, due 1/22/98...............   5,350,000       5,332,211
Unibanco-Uniao de Bancos
 Brasilieros S.A., Grand Cayman
 Series A
 5.74%, due 3/18/98...............   6,850,000       6,766,993
UNIfunding Inc.
 5.59%, due 2/9/98................   2,000,000       1,987,888
                                                  ------------
                                                   125,666,811
                                                  ------------
CORPORATE NOTES (3.1%)
Allstate Corp.
 5.88%, due 6/15/98 (c)...........   1,000,000       1,000,022
American General Finance Corp.
 8.50%, due 8/15/98 (c)...........   1,500,000       1,523,003
Travelers Group Inc.
 5.75%, due 4/15/98 (a)(c)........   1,900,000       1,899,824
                                                  ------------
                                                     4,422,849
                                                  ------------

+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                       21

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1997

SHORT-TERM
INVESTMENTS (CONTINUED)
                                    PRINCIPAL      AMORTIZED
                                      AMOUNT          COST
                                    --------------------------
FEDERAL AGENCY (3.6%)
Federal Home Loan Bank
 5.67%, due 3/5/98 (c)............  $5,000,000    $  5,000,000
                                                  ------------
MEDIUM-TERM NOTE (1.4%)
United States Leasing
 International, Inc. Series C
 6.71%, due 1/27/98 (c)...........   2,000,000       2,001,262
                                                  ------------
Total Short-Term Investments
 (Amortized Cost $141,090,488)
 (d)..............................       100.2%    141,090,488
Liabilities in Excess of
 Cash and Other Assets............        (0.2)       (308,978)
                                    -----------   ------------
Net Assets........................       100.0%   $140,781,510
                                    ===========   ============

------------
(a) May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at December 31, 1997.
(c) Coupon interest bearing security.
(d) The cost stated also represents the aggregate cost for Federal income tax purposes.

The table below sets forth the diversification of Cash
Management Portfolio investments by industry.

INDUSTRY
DIVERSIFICATION

                               AMORTIZED      PERCENT+
                                  COST
                              ------------------------
Banks #.....................  $ 82,223,514       58.4%
Brokerage...................     6,342,752        4.5
Conglomerates...............     2,963,297        2.1
Federal Agency..............     5,000,000        3.6
Finance.....................    17,877,987       12.7
Insurance...................     9,211,716        6.5
Telecommunication
  Services..................     7,073,693        5.0
Utilities...................    10,397,529        7.4
                              ------------     -------
                               141,090,488      100.2
Liabilities in Excess of
  Cash and Other Assets.....      (308,978)      (0.2)
                              ------------     -------
Net Assets..................  $140,781,510      100.0%
                              ============     =======

------------
+ Percentages indicated are based on Portfolio net assets.
# The Portfolio will invest more than 25% of the market value of its total assets in the securities of banks and bank holding companies, including certificates of deposit, bankers' acceptances and securities guaranteed by banks and bank holding companies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CASH MANAGEMENT PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1997

ASSETS:
Investment in securities, at value
  (amortized cost $141,090,488)..........   $141,090,488
Cash.....................................         15,486
Interest receivable......................        405,889
                                            ------------
        Total assets.....................    141,511,863
                                            ------------
LIABILITIES:
Payables:
  Adviser................................         28,967
  Administrator..........................         23,174
  Custodian..............................          4,910
  Directors..............................             79
Accrued expenses.........................         38,422
Dividend payable.........................        634,801
                                            ------------
        Total liabilities................        730,353
                                            ------------
Net assets applicable to outstanding
  shares.................................   $140,781,510
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 600 million shares authorized...   $  1,407,832
Additional paid-in capital...............    139,374,195
Accumulated net realized loss on
  investments............................           (517)
                                            ------------
Net assets applicable to outstanding
  shares.................................   $140,781,510
                                            ============
Shares of capital stock outstanding......    140,783,151
                                            ============
Net asset value per share outstanding....   $       1.00
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1997

INVESTMENT INCOME:
Income:
  Interest...............................   $  7,165,394
                                            ------------
Expenses:
  Advisory...............................        315,441
  Administration.........................        252,353
  Shareholder communication..............         60,930
  Professional...........................         33,376
  Custodian..............................         17,972
  Directors..............................          4,284
  Miscellaneous..........................          2,070
                                            ------------
        Total expenses...................        686,426
                                            ------------
Net investment income....................      6,478,968
                                            ------------
REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments.........          1,549
                                            ------------
Net increase in net assets resulting from
  operations.............................   $  6,480,517
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                       23

CASH MANAGEMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1997
and December 31, 1996

                                                                                             1997            1996
                                                                                         ----------------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income...............................................................   $  6,478,968    $  4,723,279
  Net realized gain (loss) on investments.............................................          1,549            (733)
                                                                                         ------------    ------------
  Net increase in net assets resulting from operations................................      6,480,517       4,722,546
                                                                                         ------------    ------------
Dividends to shareholders:
  From net investment income..........................................................     (6,478,968)     (4,723,279)
                                                                                         ------------    ------------
Capital share transactions:
  Net proceeds from sale of shares....................................................    285,479,612     237,101,140
  Net asset value of shares issued to shareholders in reinvestment of dividends.......      6,345,913       4,585,514
                                                                                         ------------    ------------
                                                                                          291,825,525     241,686,654
  Cost of shares redeemed.............................................................   (269,392,486)   (211,178,343)
                                                                                         ------------    ------------
  Increase in net assets derived from capital share transactions......................     22,433,039      30,508,311
                                                                                         ------------    ------------
Net increase in net assets............................................................     22,434,588      30,507,578
NET ASSETS:
Beginning of year.....................................................................    118,346,922      87,839,344
                                                                                         ------------    ------------
End of year...........................................................................   $140,781,510    $118,346,922
                                                                                         ============    ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                             JANUARY 29,
                                                                                                               1993 (a)
                                                                                                               THROUGH
                                                                YEAR ENDED DECEMBER 31                       DECEMBER 31,
                                                 1997            1996            1995            1994            1993
                                             ---------------------------------------------------------------------------
Net asset value at beginning of period....   $       1.00    $       1.00    $       1.00    $       1.00    $      1.00
                                             ------------    ------------    ------------    ------------    -----------
Net investment income.....................           0.05            0.05            0.05            0.04           0.02
                                             ------------    ------------    ------------    ------------    -----------
Less dividends:
  From net investment income..............          (0.05)          (0.05)          (0.05)          (0.04)         (0.02)
                                             ------------    ------------    ------------    ------------    -----------
Net asset value at end of period..........   $       1.00    $       1.00    $       1.00    $       1.00    $      1.00
                                             ============    ============    ============    ============    ===========
Total investment return (b)...............           5.25%           4.95%           5.59%           3.82%          2.40%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income...................           5.13%           4.92%           5.44%           3.97%          2.65% +
  Net expenses............................           0.54%           0.62%           0.62%           0.62%          0.62% +
  Expenses (before reimbursement).........           0.54%           0.64%           0.94%           0.89%          1.10% +
Net assets at end of period (in 000's)....   $    140,782    $    118,347    $     87,839    $     71,116    $    26,733

------------
(a)  Commencement of Operations.
(b)  Total return is not annualized.
 +   Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997
------------

LONG-TERM BONDS (96.6%)+
CORPORATE BONDS (58.9%)
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   ---------------------------
AUTO PARTS/EQUIPMENT (2.3%)
Borg-Warner Automotive, Inc.
 7.00%, due 11/1/06..............  $ 5,000,000    $  5,162,500
                                                  ------------
BANKS (7.1%)
BankAmerica Corp.
 7.75%, due 7/15/02..............    4,000,000       4,225,000
First Union Capital Corp.
 7.935%, due 1/15/27.............    5,000,000       5,337,500
Golden West Financial Corp.
 10.25%, due 12/1/00.............    1,000,000       1,107,500
Republic New York Corp.
 7.75%, due 5/15/09..............    5,000,000       5,487,500
                                                  ------------
                                                    16,157,500
                                                  ------------
BEVERAGES (1.8%)
Coca-Cola Enterprises, Inc.
 7.125%, due 8/1/17..............    4,000,000       4,190,000
                                                  ------------
CONGLOMERATES-- DIVERSIFIED
 (0.9%)
Harcourt General, Inc.
 9.50%, due 3/15/00..............    2,000,000       2,132,500
                                                  ------------
DATA PROCESSING (1.3%)
International Business Machines
 Corp.
 6.375%, due 6/15/00.............    3,000,000       3,022,500
                                                  ------------
DIVERSIFIED UTILITIES (5.3%)
Consumers Energy Co.
 7.375%, due 9/15/23.............    7,000,000       7,043,750
Niagara Mohawk Power Corp.
 7.375%, due 8/1/03..............    2,000,000       2,055,000
Public Service Co. of Colorado
 6.00%, due 1/1/01...............    3,000,000       2,996,250
                                                  ------------
                                                    12,095,000
                                                  ------------
ELECTRIC UTILITIES (5.8%)
Cleveland Electric Illuminating
 Co.
 7.88%, due 11/1/17 (a)..........    5,000,000       5,268,750
Connecticut Light & Power Co.
 7.75%, due 6/1/02...............    3,000,000       3,033,750
Texas Utilities Electric Co.
 5.75%, due 7/1/98 (b)...........    5,000,000       4,993,750
                                                  ------------
                                                    13,296,250
                                                  ------------
FINANCE (14.3%)
Aristar, Inc.
 6.50%, due 11/15/03.............    5,000,000       5,018,750
Chrysler Financial Corp.
 5.875%, due 2/7/01..............    5,000,000       4,968,750

                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   ---------------------------
FINANCE (Continued)
Ford Motor Credit Co.
 7.20%, due 6/15/07..............  $ 5,000,000    $  5,287,500
General Motors Acceptance Corp.
 5.625%, due 2/15/01.............    6,000,000       5,917,500
 9.625%, due 12/15/01............    1,000,000       1,113,750
Mellon Financial Co.
 7.625%, due 11/15/99............    3,000,000       3,090,000
Norwest Financial, Inc.
 6.85%, due 7/15/09..............    7,000,000       7,253,750
                                                  ------------
                                                    32,650,000
                                                  ------------
FOOD (2.0%)
ConAgra, Inc.
 9.875%, due 11/15/05............    1,000,000       1,207,500
Ralcorp Holding, Inc.
 8.75%, due 9/15/04..............    3,000,000       3,405,000
                                                  ------------
                                                     4,612,500
                                                  ------------
OIL & GAS (1.9%)
Oryx Energy Co.
 9.50%, due 11/1/99..............    4,235,000       4,446,750
                                                  ------------
PAPER PRODUCTS (2.1%)
Champion International Corp.
 9.875%, due 6/1/00..............    4,500,000       4,871,250
                                                  ------------
PLASTIC PRODUCTS (1.8%)
USA Waste Services, Inc.
 6.50%, due 12/15/02.............    4,000,000       3,990,000
                                                  ------------
RAILROADS (4.7%)
Norfolk Southern Corp.
 6.95%, due 5/1/02...............    5,000,000       5,137,500
 7.80%, due 5/15/27..............    5,000,000       5,656,250
                                                  ------------
                                                    10,793,750
                                                  ------------
RETAIL STORES (7.6%)
Penney (J.C.) Co., Inc.
 6.95%, due 4/1/00...............    5,000,000       5,087,500
Price/Costco, Inc.
 7.125%, due 6/15/05.............    5,000,000       5,225,000
Sears Roebuck & Co.
 8.45%, due 11/1/98 (b)..........    7,000,000       7,136,360
                                                  ------------
                                                    17,448,860
                                                  ------------
Total Corporate Bonds
 (Cost $129,765,535).............                  134,869,360
                                                  ------------

+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                       25

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1997

                      U.S. GOVERNMENT &
                   FEDERAL AGENCIES (28.6%)
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   ---------------------------
FEDERAL NATIONAL MORTGAGE
ASSOCIATION (MORTGAGE PASS-
THROUGH SECURITIES) (15.0%)
 6.00%, due 12/1/27..............  $ 4,000,000    $  3,855,000
 6.50%, due 11/1/09..............    7,037,811       7,079,602
 7.00%, due 2/1/27...............   10,362,223      10,446,416
 8.00%, due 5/1/25...............   12,503,018      12,983,609
                                                  ------------
                                                    34,364,627
                                                  ------------
GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION I (MORTGAGE
 PASS-THROUGH SECURITY) (2.0%)
 9.00%, due 4/15/26..............    4,191,358       4,497,851
                                                  ------------
UNITED STATES TREASURY BONDS
 (8.0%)
 6.375%, due 8/15/27.............    5,000,000       5,276,200
 6.50%, due 11/15/26.............    8,000,000       8,539,840
 7.125%, due 2/15/23.............    4,000,000       4,565,800
                                                  ------------
                                                    18,381,840
                                                  ------------
UNITED STATES TREASURY NOTES
 (3.6%)
 6.125%, due 8/15/07.............    5,000,000       5,137,200
 7.25%, due 5/15/04..............    3,000,000       3,236,640
                                                  ------------
                                                     8,373,840
                                                  ------------
Total U.S. Government &
 Federal Agencies
 (Cost $63,708,839)..............                   65,618,158
                                                  ------------
YANKEE BONDS (9.1%)

BANKS (0.9%)
Banco Nacional de Comercio
 Exterior 7.50%, due 7/1/00......    2,000,000       1,975,000
                                                  ------------
COMMERCIAL PRINTING (2.3%)
Quebecor Printing Capital Corp.
 7.25%, due 1/15/07..............    5,000,000       5,275,000
                                                  ------------
CRUDE PETROLEUM &
 NATURAL GAS (2.3%)
Gulf Canada Resources Ltd.
 9.00%, due 8/15/99..............    5,000,000       5,187,500
                                                  ------------
PAPER PRODUCTS (1.7%)
Celulosa Arauco Constitucion S.A.
 6.95%, due 9/15/05..............    4,000,000       3,980,000
                                                  ------------

                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   ---------------------------
TELECOMMUNICATION SERVICES (1.9%)
British Telecommunications
 Finance, Inc.
 9.375%, due 2/15/99.............  $ 4,200,000    $  4,357,500
                                                  ------------
Total Yankee Bonds
 (Cost $20,415,318)..............                   20,775,000
                                                  ------------
Total Long-Term Bonds
 (Cost $213,889,692).............                  221,262,518
                                                  ------------
SHORT-TERM
INVESTMENTS (1.9%)
COMMERCIAL PAPER (1.9%)
Associates Corp. of North America
 5.50%, due on demand (c)........    3,370,000       3,370,000
PHH Corp.
 6.10%, due 1/12/98..............      473,000         472,118
Procter & Gamble Co.
 6.05%, due 1/6/98...............      400,000         399,664
                                                  ------------
Total Short-Term Investments
 (Cost $4,241,782)...............                    4,241,782
                                                  ------------
Total Investments
 (Cost $218,131,474) (d).........         98.5%    225,504,300(e)
Cash and Other Assets,
 Less Liabilities................          1.5       3,444,737
                                    -----------   ------------
Net Assets.......................        100.0%   $228,949,037
                                    ===========   ============

------------
(a) May be sold to institutional investors only.
(b) Long-term security maturing within the subsequent twelve month period.
(c) Adjustable rate. Rate shown is the rate in effect at December 31, 1997.
(d) The cost stated also represents the aggregate cost for Federal income tax purposes.
(e) At December 31, 1997 net unrealized appreciation was $7,372,826, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $7,489,292 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $116,466.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1997

ASSETS:
Investment in securities, at value
  (identified cost $218,131,474).........   $225,504,300
Cash.....................................          6,030
Receivables:
  Interest...............................      3,565,987
  Fund shares sold.......................        196,296
                                            ------------
        Total assets.....................    229,272,613
                                            ------------
LIABILITIES:
Payables:
  Adviser................................        142,365
  Fund shares redeemed...................         87,890
  Administrator..........................         38,596
  Directors..............................            137
Accrued expenses.........................         54,588
                                            ------------
        Total liabilities................        323,576
                                            ------------
Net assets applicable to outstanding
  shares.................................   $228,949,037
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 100 million shares authorized...   $    174,192
Additional paid-in capital...............    221,402,019
Net unrealized appreciation on
  investments............................      7,372,826
                                            ------------
Net assets applicable to outstanding
  shares.................................   $228,949,037
                                            ============
Shares of capital stock outstanding......     17,419,232
                                            ============
Net asset value per share outstanding....   $      13.14
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1997

INVESTMENT INCOME:
Income:
  Interest...............................   $ 15,475,479
                                            ------------
Expenses:
  Advisory...............................        559,158
  Administration.........................        447,326
  Shareholder communication..............         53,832
  Professional...........................         31,261
  Directors..............................          7,522
  Portfolio pricing......................          7,108
  Miscellaneous..........................         10,393
                                            ------------
        Total expenses...................      1,116,600
                                            ------------
Net investment income....................     14,358,879
                                            ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Net realized gain on investments.........      2,351,172
Net change in unrealized appreciation on
  investments............................      3,848,534
                                            ------------
Net realized and unrealized gain on
  investments............................      6,199,706
                                            ------------
Net increase in net assets resulting from
  operations.............................   $ 20,558,585
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                       27

BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1997
and December 31, 1996

                                                                                             1997            1996
                                                                                         ----------------------------
INCREASE (DECREASE) IN NET ASSETS:

Operations:
  Net investment income...............................................................   $ 14,358,879    $ 14,382,960
  Net realized gain on investments....................................................      2,351,172         961,896
  Net change in unrealized appreciation on investments................................      3,848,534     (10,866,414)
                                                                                         ------------    ------------
  Net increase in net assets resulting from operations................................     20,558,585       4,478,442
                                                                                         ------------    ------------
Dividends and distributions to shareholders:
  From net investment income..........................................................    (14,330,709)    (14,405,743)
  From net realized gain on investments...............................................       (640,312)             --
                                                                                         ------------    ------------
    Total dividends and distributions to shareholders.................................    (14,971,021)    (14,405,743)
                                                                                         ------------    ------------
Capital share transactions:
  Net proceeds from sale of shares....................................................     21,412,921      25,643,335
  Net asset value of shares issued to shareholders in reinvestment of dividends and
    distributions.....................................................................     14,971,021      14,405,743
                                                                                         ------------    ------------
                                                                                           36,383,942      40,049,078
  Cost of shares redeemed.............................................................    (39,397,355)    (38,777,335)
                                                                                         ------------    ------------
  Increase (decrease) in net assets derived from capital share transactions...........     (3,013,413)      1,271,743
                                                                                         ------------    ------------
Net increase (decrease) in net assets.................................................      2,574,151      (8,655,558)
NET ASSETS:
Beginning of year.....................................................................    226,374,886     235,030,444
                                                                                         ------------    ------------
End of year...........................................................................   $228,949,037    $226,374,886
                                                                                         ============    ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                          YEAR ENDED DECEMBER 31
                                                   1997            1996            1995            1994            1993
                                               ----------------------------------------------------------------------------
Net asset value at beginning of year........   $      12.83    $      13.42    $      12.09    $      13.43    $      12.91
                                               ------------    ------------    ------------    ------------    ------------
Net investment income.......................           0.88            0.87            0.88            0.88            0.95
Net realized and unrealized gain (loss) on
  investments...............................           0.35           (0.59)           1.33           (1.34)           0.53
                                               ------------    ------------    ------------    ------------    ------------
Total from investment operations............           1.23            0.28            2.21           (0.46)           1.48
                                               ------------    ------------    ------------    ------------    ------------
Less dividends and distributions:
  From net investment income................          (0.88)          (0.87)          (0.88)          (0.88)          (0.96)
  From net realized gain on investments.....          (0.04)             --              --              --              --
                                               ------------    ------------    ------------    ------------    ------------
Total dividends and distributions...........          (0.92)          (0.87)          (0.88)          (0.88)          (0.96)
                                               ------------    ------------    ------------    ------------    ------------
Net asset value at end of year..............   $      13.14    $      12.83    $      13.42    $      12.09    $      13.43
                                               ============    ============    ============    ============    ============
Total investment return.....................           9.65%           2.05%          18.31%          (3.39%)         11.40%
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income.....................           6.42%           6.31%           6.55%           6.53%           6.79%
  Net expenses..............................           0.50%           0.58%           0.62%           0.62%#          0.27%#
  Expenses (before reimbursement)...........           0.50%           0.58%           0.91%           0.67%#          0.27%#
Portfolio turnover rate.....................            187%            103%             81%             88%             41%
Net assets at end of year (in 000's)........   $    228,949    $    226,375    $    235,030    $    206,686    $    228,683

------------
 # At the MainStay VP Series Fund, Inc.'s shareholders meeting on December 14, 1993, the shareholders voted to have the Bond Portfolio assume certain administrative and operating expenses of the Fund previously borne by New York Life.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997
------------

COMMON STOCKS (95.1%)+
                                     SHARES          VALUE
                                   ---------------------------
AEROSPACE/DEFENSE (2.6%)
Coltec Industries Inc. (a).......      270,000    $  6,260,625
Lockheed Martin Corp. ...........       80,000       7,880,000
Loral Space & Communications Ltd.
 (a).............................      258,500       5,541,594
                                                  ------------
                                                    19,682,219
                                                  ------------
AUTO & AUTO SERVICES (1.2%)
Ford Motor Co. ..................      150,000       7,303,125
United Rentals, Inc. (a).........      113,800       2,197,762
                                                  ------------
                                                     9,500,887
                                                  ------------
BANKS (8.4%)
Ahmanson (H.F.) & Co. ...........      135,000       9,036,563
Bank of New York Co., Inc.
 (The)...........................      150,000       8,671,875
BankBoston Corp..................      100,000       9,393,750
Chase Manhattan Corp. (The)......       90,000       9,855,000
Fleet Financial Group, Inc.......       96,300       7,216,481
NationsBank Corp.................      160,000       9,730,000
Norwest Corp.....................      250,000       9,656,250
                                                  ------------
                                                    63,559,919
                                                  ------------
BEVERAGES (1.0%)
PepsiCo, Inc. ...................      200,000       7,287,500
                                                  ------------
BUILDING PRODUCTS (1.5%)
Masco Corp. .....................       96,000       4,884,000
Sherwin-Williams Co. (The).......      225,000       6,243,750
                                                  ------------
                                                    11,127,750
                                                  ------------
CAPITAL GOODS (0.5%)
Checkpoint Systems, Inc. (a).....      214,400       3,752,000
                                                  ------------
CHEMICALS (1.6%)
FMC Corp. (a)....................       40,000       2,692,500
Sealed Air Corp. (a).............      150,000       9,262,500
                                                  ------------
                                                    11,955,000
                                                  ------------
COMMERCIAL SERVICES (2.6%)
Cendant Corp. (a)................      300,000      10,312,500
Service Corp. International......      250,000       9,234,375
                                                  ------------
                                                    19,546,875
                                                  ------------
COMMUNICATIONS (3.2%)
Northern Telecom Ltd. ...........       60,000       5,340,000
Teleport Communications Group
 Inc. Class A (a)................      184,500      10,124,437
Tyco International Ltd. .........      200,000       9,012,500
                                                  ------------
                                                    24,476,937
                                                  ------------

                                     SHARES          VALUE
                                   ---------------------------
COMPUTERS & OFFICE EQUIPMENT
 (7.6%)
Computer Associates
 International, Inc. ............      172,500    $  9,120,938
Computer Sciences Corp. (a)......      100,000       8,350,000
Compuware Corp. (a)..............      200,000       6,400,000
EMC Corp. (a)....................      200,000       5,487,500
Fiserv, Inc. (a).................      155,000       7,614,375
International Business Machines
 Corp. ..........................       60,000       6,273,750
SunGard Data Systems Inc. (a)....      300,000       9,300,000
Tech Data Corp. (a)..............      125,000       4,859,375
                                                  ------------
                                                    57,405,938
                                                  ------------
DRUGS (7.2%)
Bristol-Myers Squibb Co. ........       95,000       8,989,375
Elan Corp. PLC ADR (a)(c)........      146,900       7,519,444
Johnson & Johnson................      120,000       7,905,000
Lilly (Eli) & Co.................      160,000      11,140,000
Pfizer Inc. .....................      135,000      10,065,937
SmithKline Beecham PLC ADR
 (a)(c)..........................      180,000       9,258,750
                                                  ------------
                                                    54,878,506
                                                  ------------
ELECTRICAL (2.6%)
General Electric Co..............      200,000      14,675,000
Mark IV Industries, Inc. ........      234,945       5,139,422
                                                  ------------
                                                    19,814,422
                                                  ------------
ELECTRONICS (0.8%)
Computer Products, Inc. (a)......      140,000       3,167,500
Methode Electronics, Inc. Class
 A...............................      160,000       2,600,000
                                                  ------------
                                                     5,767,500
                                                  ------------
FINANCE (5.3%)
Comdisco Inc. ...................      300,000      10,031,250
Fannie Mae.......................      160,000       9,130,000
Freddie Mac......................      200,000       8,387,500
Republic New York Corp. .........       75,000       8,564,062
SLM Holding Corp. ...............       30,000       4,173,750
                                                  ------------
                                                    40,286,562
                                                  ------------
FOOD (4.8%)
CPC International Inc. ..........       80,000       8,620,000
Hershey Foods Corp. .............      126,700       7,847,481
International Home Foods, Inc.
 (a).............................      196,800       5,510,400
Sara Lee Corp. ..................      117,000       6,588,563
Sysco Corp. .....................      180,000       8,201,250
                                                  ------------
                                                    36,767,694
                                                  ------------
HEALTH CARE (0.6%)
Meditrust Corp. (d)..............      125,000       4,578,125
                                                  ------------

+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                       29

GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1997

COMMON STOCKS (CONTINUED)
                                     SHARES          VALUE
                                   ---------------------------
HEAVY INDUSTRIAL (0.4%)
United States Filter Corp. (a)...      110,000    $  3,293,125
                                                  ------------
HOSPITAL & MEDICAL
 SERVICES (2.4%)
Cardinal Health, Inc. ...........      100,000       7,512,500
HEALTHSOUTH Corp. (a)............      280,000       7,770,000
Orthodontic Centers of
 America, Inc. (a)...............      200,000       3,325,000
                                                  ------------
                                                    18,607,500
                                                  ------------
HOUSEHOLD PRODUCTS (3.1%)
Gillette Co. (The)...............       75,000       7,532,812
Newell Co. ......................      195,000       8,287,500
Procter & Gamble Co. (The).......       92,300       7,366,694
                                                  ------------
                                                    23,187,006
                                                  ------------
INSURANCE--PROPERTY & CASUALTY
 (6.1%)
Allstate Corp. (The).............      100,000       9,087,500
Conseco, Inc. ...................      225,000      10,223,437
Equitable Cos. Inc. (The)........      150,000       7,462,500
ESG Re Limited (a)...............       35,000         822,500
Provident Cos., Inc. ............      260,000      10,042,500
Travelers Group Inc. ............      154,500       8,323,688
                                                  ------------
                                                    45,962,125
                                                  ------------
INTERNET SOFTWARE (1.1%)
America Online, Inc. (a).........       90,000       8,026,875
                                                  ------------
LEISURE/AMUSEMENT (1.6%)
AMF Bowling, Inc. (a)............      150,000       3,750,000
Carnival Corp. Class A...........      155,000       8,583,125
                                                  ------------
                                                    12,333,125
                                                  ------------
LODGING & RESTAURANTS (1.9%)
Hilton Hotels Corp. .............      218,000       6,485,500
Marriott International, Inc. ....      110,000       7,617,500
                                                  ------------
                                                    14,103,000
                                                  ------------
MEDIA & INFORMATION SERVICES
 (4.1%)
CBS Corp. .......................      280,000       8,242,500
Comcast Corp. Special Class A....      300,000       9,468,750
News Corp. Ltd. (The) ADR (c)....      240,000       5,355,000
Viacom Inc. Class B (a)..........      200,000       8,287,500
                                                  ------------
                                                    31,353,750
                                                  ------------
MEDICAL (0.3%)
Centocor, Inc. (a)...............       71,100       2,364,075
                                                  ------------

                                     SHARES          VALUE
                                   ---------------------------
METAL (0.3%)
Ispat International NV-NY (a)....      120,000    $  2,595,000
                                                  ------------
NETWORKING PRODUCTS (1.3%)
Cisco Systems, Inc. (a)..........      135,000       7,526,250
Xylan Corp. (a)..................      175,000       2,646,875
                                                  ------------
                                                    10,173,125
                                                  ------------
OIL & ENERGY SERVICES (5.6%)
BJ Services Co. (a)..............       44,300       3,186,831
Consolidated Natural Gas Co. ....      120,000       7,260,000
Halliburton Co. .................      140,000       7,271,250
Mobil Corp. .....................       80,000       5,775,000
Quaker State Corp. ..............      333,000       4,745,250
Schlumberger Ltd. ...............      100,000       8,050,000
Smith International, Inc. (a)....       90,000       5,523,750
XCL Ltd. (a).....................       87,787         367,607
                                                  ------------
                                                    42,179,688
                                                  ------------
PAPER & FOREST PRODUCTS (1.2%)
Boise Cascade Corp. .............      175,000       5,293,750
Stone Container Corp. (a)........      400,000       4,175,000
                                                  ------------
                                                     9,468,750
                                                  ------------
REAL ESTATE (2.4%)
Chelsea GCA Realty, Inc. ........       96,300       3,677,456
First Industrial Realty Trust,
 Inc. ...........................      175,000       6,321,875
Healthcare Realty Trust, Inc. ...      125,000       3,617,188
Liberty Property Trust...........      166,500       4,755,656
                                                  ------------
                                                    18,372,175
                                                  ------------
RETAIL TRADE &
 MERCHANDISING (4.9%)
Costco Cos., Inc. (a)............      200,000       8,925,000
Federated Department Stores, Inc.
 (a).............................      160,000       6,890,000
Kroger Co. (The) (a).............      296,000      10,933,500
Smart & Final Inc. ..............      163,000       2,934,000
Staples, Inc. (a)................      260,000       7,215,000
                                                  ------------
                                                    36,897,500
                                                  ------------
SCHOOLS (0.5%)
Sylvan Learning Systems, Inc.
 (a).............................      100,000       3,900,000
                                                  ------------
TELECOMMUNICATIONS (1.0%)
CIENA Corp. (a)..................       70,000       4,278,750
DSC Communications Corp. (a).....      150,000       3,600,000
                                                  ------------
                                                     7,878,750
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                     SHARES          VALUE
                                   ---------------------------
UTILITIES--ELECTRIC (0.8%)
CMS Energy Corp. ................      135,000    $  5,948,438
                                                  ------------
UTILITIES--TELEPHONE (3.1%)
Ameritech Corp. .................      103,000       8,291,500
Bell Atlantic Corp. .............      100,000       9,100,000
WorldCom, Inc. (a)...............      205,000       6,201,250
                                                  ------------
                                                    23,592,750
                                                  ------------
WASTE DISPOSAL (1.5%)
Republic Industries, Inc. (a)....      225,000       5,245,312
USA Waste Services, Inc. (a).....      160,000       6,280,000
                                                  ------------
                                                    11,525,312
                                                  ------------
Total Common Stocks
 (Cost $562,605,347).............                  722,149,903
                                                  ------------
           SHORT-TERM
       INVESTMENTS (5.9%)
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   ---------------------------
COMMERCIAL PAPER (5.9%)
American Express Credit Corp.
 6.25%, due 1/2/98...............  $ 4,928,000       4,927,144
Associates Corp. of North America
 5.50%, due on demand (b)........   26,400,000      26,400,000
PHH Corp.
 6.10%, due 1/8/98...............    5,462,000       5,455,522
Walt Disney Co.
 6.10%, due 1/5/98...............    8,090,000       8,084,517
                                                  ------------
Total Short-Term Investments
 (Cost $44,867,183)..............                   44,867,183
                                                  ------------
Total Investments
 (Cost $607,472,530) (e).........        101.0%    767,017,086(f)
Liabilities in Excess of
 Cash and Other Assets...........         (1.0)     (7,962,799)
                                   -----------    ------------
Net Assets.......................        100.0%   $759,054,287
                                   ===========    ============
COMMERCIAL PAPER (Continued)

------------
(a) Non-income producing security.
(b) Adjustable rate. Rate shown is the rate in effect at December 31, 1997.
(c) ADR--American Depository Receipt.
(d) Paired common stock shares of Meditrust Corp. and Meditrust Operating Co. under the same management that are sold as a unit.
(e) The cost stated also represents the aggregate cost for Federal income tax purposes.
(f) At December 31, 1997 net unrealized appreciation was $159,544,556, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $174,357,797 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $14,813,241.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                       31

GROWTH EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1997
STATEMENT OF OPERATIONS
For the year ended December 31, 1997

ASSETS:
Investment in securities, at value
  (identified cost $607,472,530).........   $767,017,086
Cash.....................................          8,826
Receivables:
  Dividends and interest.................        743,639
  Fund shares sold.......................        534,643
                                            ------------
        Total assets.....................    768,304,194
                                            ------------
LIABILITIES:
Payables:
  Investment securities purchased........      8,423,666
  Adviser................................        468,269
  Administrator..........................        125,644
  Fund shares redeemed...................        110,661
  Directors..............................            457
Accrued expenses.........................        121,210
                                            ------------
        Total liabilities................      9,249,907
                                            ------------
Net assets applicable to outstanding
  shares.................................   $759,054,287
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 100 million shares authorized...   $    373,724
Additional paid-in capital...............    599,136,007
Net unrealized appreciation on
  investments............................    159,544,556
                                            ------------
Net assets applicable to outstanding
  shares.................................   $759,054,287
                                            ============
Shares of capital stock outstanding......     37,372,405
                                            ============
Net asset value per share outstanding....   $      20.31
                                            ============
INVESTMENT INCOME:
Income:
  Dividends (a)..........................   $  6,962,329
  Interest...............................      1,711,229
                                            ------------
        Total income.....................      8,673,558
                                            ------------
Expenses:
  Advisory...............................      1,667,722
  Administration.........................      1,334,178
  Shareholder communication..............        244,142
  Professional...........................         53,796
  Directors..............................         21,223
  Miscellaneous..........................         34,840
                                            ------------
        Total expenses...................      3,355,901
                                            ------------
Net investment income....................      5,317,657
                                            ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Net realized gain on investments.........     97,560,028
Net change in unrealized appreciation on
  investments............................     52,771,507
                                            ------------
Net realized and unrealized gain on
  investments............................    150,331,535
                                            ------------
Net increase in net assets resulting from
  operations.............................   $155,649,192
                                            ============
------------
(a) Dividends recorded net of foreign withholding taxes
    in the amount of $18,598.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

GROWTH EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1997
and December 31, 1996

                                                                                             1997            1996
                                                                                         ----------------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income...............................................................   $  5,317,657    $  4,810,773
  Net realized gain on investments....................................................     97,560,028      69,850,131
  Net change in unrealized appreciation on investments................................     52,771,507      32,938,177
                                                                                         ------------    ------------
  Net increase in net assets resulting from operations................................    155,649,192     107,599,081
                                                                                         ------------    ------------
Dividends and distributions to shareholders:
  From net investment income..........................................................     (5,271,609)     (4,810,773)
  From net realized gain on investments...............................................    (98,150,349)    (69,699,164)
                                                                                         ------------    ------------
    Total dividends and distributions to shareholders.................................   (103,421,958)    (74,509,937)
                                                                                         ------------    ------------
Capital share transactions:
  Net proceeds from sale of shares....................................................     99,117,945      74,877,524
  Net asset value of shares issued to shareholders in reinvestment of dividends and
    distributions.....................................................................    103,421,958      74,509,937
                                                                                         ------------    ------------
                                                                                          202,539,903     149,387,461
  Cost of shares redeemed.............................................................    (60,398,261)    (45,298,015)
                                                                                         ------------    ------------
  Increase in net assets derived from capital share transactions......................    142,141,642     104,089,446
                                                                                         ------------    ------------
Net increase in net assets............................................................    194,368,876     137,178,590
NET ASSETS:
Beginning of year.....................................................................    564,685,411     427,506,821
                                                                                         ------------    ------------
End of year...........................................................................   $759,054,287    $564,685,411
                                                                                         ============    ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                          YEAR ENDED DECEMBER 31
                                                   1997            1996            1995            1994            1993
                                               ----------------------------------------------------------------------------
Net asset value at beginning of year........   $      18.63    $      17.22    $      14.69    $      15.64    $      15.53
                                               ------------    ------------    ------------    ------------    ------------
Net investment income.......................           0.16            0.18            0.22            0.22            0.24
Net realized and unrealized gain (loss) on
  investments...............................           4.74            4.06            4.06           (0.03)           1.88
                                               ------------    ------------    ------------    ------------    ------------
Total from investment operations............           4.90            4.24            4.28            0.19            2.12
                                               ------------    ------------    ------------    ------------    ------------
Less dividends and distributions:
  From net investment income................          (0.16)          (0.18)          (0.22)          (0.22)          (0.25)
  From net realized gain on investments.....          (3.06)          (2.65)          (1.53)          (0.92)          (1.76)
                                               ------------    ------------    ------------    ------------    ------------
Total dividends and distributions...........          (3.22)          (2.83)          (1.75)          (1.14)          (2.01)
                                               ------------    ------------    ------------    ------------    ------------
Net asset value at end of year..............   $      20.31    $      18.63    $      17.22    $      14.69    $      15.64
                                               ============    ============    ============    ============    ============
Total investment return.....................          26.75%          24.50%          29.16%           1.20%          13.71%
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income.....................           0.80%           0.98%           1.29%           1.41%           1.42%
  Net expenses..............................           0.50%           0.58%           0.62%           0.62%#          0.27%#
  Expenses (before reimbursement)...........           0.50%           0.58%           0.91%           0.65%#          0.27%#
Portfolio turnover rate.....................            103%            104%            104%            108%            121%
Average commission rate paid................   $     0.0599    $     0.0595             (a)             (a)             (a)
Net assets at end of year (in 000's)........   $    759,054    $    564,685    $    427,507    $    330,161    $    319,196

------------
(a) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.
 # At the MainStay VP Series Fund, Inc.'s shareholders meeting on December 14, 1993, the shareholders voted to have the Growth Equity Portfolio assume certain administrative and operating expenses of the Fund previously borne by New York Life.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                       33

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Business:
--------------------------------------------------------------------------------

MainStay VP Series Fund, Inc. (the "Company") was incorporated under
Maryland law on June 3, 1983. The Company is registered under the Investment Company Act of 1940, as amended, ("Investment Company Act") as an open-end diversified management investment company. Cash Management Portfolio, which commenced operations on January 29, 1993 and Bond and Growth Equity Portfolios, which commenced operations on January 23, 1984, (the "Funds"; each separately a "Portfolio") are separate portfolios of the Company. Shares of the Funds are currently offered only to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Funds to, among others, New York Life Insurance and Annuity Corporation's MFA Separate Account I, MFA Separate Account II and VLI Separate Account (collectively "Separate Accounts"). The MFA Separate Accounts are used to fund multi-funded retirement annuity policies and the VLI Separate Account is used to fund variable life insurance policies issued by NYLIAC.

The investment objectives for each of the Portfolios of the Company are as follows:

Cash Management: to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

Bond: to seek the highest income over the long term consistent with preservation of principal.

Growth Equity: to seek long-term growth of capital with income as a secondary consideration.

--------------------------------------------------------------------------------
NOTE 2--Significant Accounting Policies:
--------------------------------------------------------------------------------

The following is a summary of significant accounting policies followed by the
Company:

                                      (A)

VALUATION OF FUND SHARES. The net asset value per share of each Portfolio is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share is calculated for each Portfolio by dividing the current market value (amortized cost, in the case of Cash Management Portfolio) of the Portfolio's total assets, less liabilities, by the total number of outstanding shares of that Portfolio.

                                      (B)

SECURITIES VALUATION. Portfolio securities of Cash Management Portfolio are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

Securities of each of the other Portfolios are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the National Association of Securities Dealers NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market, at prices supplied by the pricing agent or brokers selected by the Adviser if these prices are deemed to be representative of market values at the regular close of business of the

                                                   MAINSTAY VP SERIES FUND, INC.


Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures contracts are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Directors. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Portfolios' calculations of net asset values unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

                                      (C)

REPURCHASE AGREEMENTS. At the time a Portfolio enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the value of the underlying security, including accrued interest, is required during the term of the agreement to be equal to or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in a segregated account of the respective Portfolio's custodian. In the case of repurchase agreements exceeding one day, the market value of the underlying securities are monitored by the Adviser by pricing them daily. (Also see Note 5).

                                      (D)

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Company records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage related and other asset-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for all Portfolios are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for any Portfolio except Cash Management Portfolio which amortizes the premium on the constant yield method over the life of the respective securities.

                                      (E)

FEDERAL INCOME TAXES. Each of the Portfolios is treated as a separate entity for Federal income tax purposes. The Company's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by a Portfolio from foreign sources may be subject to foreign income taxes withheld at the source.

                                      (F)

STATEMENT OF POSITION 93-2. Permanent book-tax differences relating to shareholder distributions have been reclassified. Net investment income (loss), net realized gain (loss) and net assets are not affected. The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss) and accumulated undistributed net realized gain
(loss) on investments.

                                                                                          ACCUMULATED
                                                                      ACCUMULATED        UNDISTRIBUTED
                                                                     UNDISTRIBUTED        NET REALIZED       ADDITIONAL
                                                                     NET INVESTMENT       GAIN (LOSS)          PAID-IN
                                                                     INCOME (LOSS)       ON INVESTMENTS        CAPITAL
                                                                     --------------      --------------      -----------
Bond Portfolio..................................................        $(28,170)           $ 75,452          $ (47,282)
Growth Equity Portfolio.........................................         (46,048)            439,354           (393,306)

The reclassifications for the Portfolios relate primarily to the character for tax purposes of certain short-term gains and losses.

                                      (G)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For Cash Management Portfolio, dividends are declared daily and paid monthly. Each of the other Portfolios intends to declare and pay, as a dividend, substantially all of their net investment income and net realized gains no less frequently than once a year. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

                                      (H)

EXPENSES. Expenses with respect to the Company are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred except when direct allocations of expenses can be made.

                                      (I)

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
NOTE 3--Fees and Related Party Policies:
--------------------------------------------------------------------------------

                                      (A)

INVESTMENT ADVISORY AND ADMINISTRATION FEES. MacKay-Shields Financial Corporation ("MacKay-Shields") acts as investment adviser to Cash Management Portfolio under an Investment Advisory Agreement. MacKay-Shields is a registered investment adviser, a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life. New York Life acts as investment adviser to Bond and Growth Equity Portfolios under an Investment Advisory Agreement.

NYLIAC is Administrator for the Company.

                                                   MAINSTAY VP SERIES FUND, INC.

The Company, on behalf of each Portfolio, pays the Advisers and Administrator a monthly fee for the services performed and the facilities furnished at an approximate annual rate of the average daily net assets of each Portfolio as follows:

                                                                                           ADVISER      ADMINISTRATOR
                                                                                           -------      -------------

Cash Management Portfolio.............................................................      0.25%           0.20%
Bond Portfolio........................................................................      0.25%           0.20%
Growth Equity Portfolio...............................................................      0.25%           0.20%

The Cash Management, Bond and Growth Equity Portfolios did not have an expense limitation in 1997.

                                      (B)

DIRECTORS FEES. Directors, other than those affiliated with New York Life, MacKay-Shields or NYLIFE Distributors, are paid an annual fee of $35,000 and $1,500 for each Board meeting and each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Company allocates this expense in proportion to the net assets of the respective Portfolios.

                                      (C)

OTHER. Fees for the cost of legal services provided to the Company by the Office of General Counsel of New York Life are charged to the Portfolios. For the year ended December 31, 1997, these fees were as follows:

Cash Management Portfolio..............................................................................     $ 6,628
Bond Portfolio.........................................................................................      11,432
Growth Equity Portfolio................................................................................      33,311

--------------------------------------------------------------------------------
NOTE 4--Federal Income Tax:
--------------------------------------------------------------------------------

Cash Management and Bond Portfolios utilized $1,537 and $1,786,311, respectively, of capital loss carryforwards during the current year.

--------------------------------------------------------------------------------
NOTE 5--Financial Investments:
--------------------------------------------------------------------------------

Each Portfolio may enter into repurchase agreements to earn income. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement.

--------------------------------------------------------------------------------
NOTE 6--Line of Credit:
--------------------------------------------------------------------------------

Cash Management Portfolio maintains a line of credit with Bank of New York in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. There was no outstanding balance on this line of credit at December 31, 1997.

NOTE 7--Purchases and Sales of Securities (in 000's):
--------------------------------------------------------------------------------

During the year ended December 31, 1997, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                                                                                 BOND                    GROWTH EQUITY
                                                                               PORTFOLIO                   PORTFOLIO
                                                                        PURCHASES       SALES       PURCHASES       SALES
                                                                        ---------------------------------------------------

U.S. Government Securities............................................. $199,723      $ 265,480     $     --      $      --
All others.............................................................  205,159        136,662      688,456        649,966
                                                                         --------------------------------------------------
Total.................................................................. $404,882      $ 402,142     $688,456      $ 649,966
                                                                         ==================================================

--------------------------------------------------------------------------------
NOTE 8--Capital Share Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in capital shares throughout each year ended December 31, 1997 and December 31, 1996 were as follows:

                                                         CASH MANAGEMENT                 BOND               GROWTH EQUITY
                                                            PORTFOLIO                 PORTFOLIO               PORTFOLIO
                                                        1997          1996         1997        1996        1997        1996
                                                      ----------------------------------------------------------------------

Shares sold..........................................  285,484       237,105       1,611       1,940       4,700       3,863
Shares issued in reinvestment of
  dividends and distributions........................    6,346         4,586       1,140       1,117       5,219       3,968
                                                      ----------------------------------------------------------------------
                                                       291,830       241,691       2,751       3,057       9,919       7,831
Shares redeemed...................................... (269,397)     (211,181)     (2,980)     (2,923)     (2,855)     (2,346)
                                                      ----------------------------------------------------------------------
Net increase (decrease)..............................   22,433        30,510        (229)        134       7,064       5,485
                                                      ======================================================================

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of MainStay VP Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cash Management Portfolio, Bond Portfolio and Growth Equity Portfolio (three of the eleven portfolios constituting MainStay VP Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 1997, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 23, 1998

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   MAINSTAY VP SERIES FUND, INC.

                             OFFICERS AND DIRECTORS
                        Richard M. Kernan, Jr., Chairman,
                          Chief Executive Officer and Director
                        Anne F. Pollack, President,
                          Chief Administrative Officer and Director
                        Michael J. Drabb, Director
                        Jill Feinberg, Director
                        Daniel Herrick, Director
                        Robert D. Rock, Director and Vice President
                        Roman L. Weil, Director
                        John Weisser, Director
                        Anthony W. Polis, Treasurer
                        Sara L. Badler, Secretary
                        Richard D. Levy, Controller

                              INVESTMENT ADVISERS
                        MacKay-Shields Financial Corporation
                        New York Life Insurance Company

                                 ADMINISTRATOR
                        New York Life Insurance and Annuity Corporation

                                   CUSTODIANS
                        The Bank of New York
                        The Chase Manhattan Bank, N.A.

                            INDEPENDENT ACCOUNTANTS
                        Price Waterhouse LLP